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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 30, 2003


                           METROCORP BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             TEXAS                      0-25141                76-0579161
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)



             9600 BELLAIRE BLVD., SUITE 252
                     HOUSTON, TEXAS                          77036
        (Address of principal executive offices)           (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 776-3876


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ITEM 5.  OTHER EVENTS.

         On January 30, 2003, MetroCorp Bancshares, Inc. (the "Company") publicly disseminated a press release announcing its earnings for the fourth quarter and year ended December 31, 2002. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release dated January 30, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.   The following materials are filed as exhibits to this Current Report on Form 8-K:

            99.1    -    Press Release dated January 30, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           METROCORP BANCSHARES, INC.



Dated:  January 30, 2003                    By /s/ ALLEN D. BROWN
                                               ---------------------------------
                                               Allen D. Brown
                                               President



                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER                    DESCRIPTION
         ------                    -----------

          99.1          Press Release dated January 30, 2003.